SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (or Date of Earliest Event Reported): October 28, 2003



                             COMPUCOM SYSTEMS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                         0-14371                 38-2363156

(State or other jurisdiction of   (Commission File Number)      (IRS Employer
 incorporation or organization)                              Identification No.)





7171 Forest Lane, Dallas, TX                                       75230
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:  (972) 856-3600


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ---------------------------------

99.1 Press Release, dated October 28, 2003, announcing financial results for the quarter ended September 30, 2003.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
          ---------------------------------------------

          The information in this Current Report and in the accompanying exhibit is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

          On October 28, 2003, CompuCom Systems, Inc. issued a press release announcing financial results for the quarter ended September 30, 2003. A copy of this press release is attached hereto as Exhibit 99.1.












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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                            COMPUCOM SYSTEMS, INC.


Dated: October 28, 2003                     /s/ Daniel L. Celoni
                                            -----------------------------------
                                            Daniel L. Celoni,
                                            Vice President, Finance, Corporate
                                            Controller and Treasurer










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                                  EXHIBIT INDEX

      Exhibit No.          Description
      -----------          -----------

         99.1 Press Release, dated October 28, 2003, announcing financial results for the quarter ended September 30, 2003
















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